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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 5, 2007



                                  Modavox, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

      State of Delaware                333-57818                20-0122076
    ---------------------            -------------            --------------
 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

         4636 E. University Drive, Suite #275
                 Phoenix, Arizona                             85034
     ----------------------------------------             --------------
     (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code: 602-648-6090


                                 Not Applicable
              ----------------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS

2.01 Completion of Acquisition of Disposition of Assets.
9.01 Financial Statements and Exhibits















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ITEM 2.01.   COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS.

         On February, 28 2006 Modavox, Inc. completed the acquisition of Kino Interactive, LLC pursuant to the Agreement and Plan of Merger dated December 5, 2005, by and among Modavox, Inc., Kino Acquisition Sub, Inc. and Kino Interactive, LLC( the "Merger Agreement"). The acquisition was effected by a merger of Kino Interactive LLC, into our wholly owned subsidiary, Kino Acquisition Sub, Inc. A copy of the Merger Agreement was filed as Exhibit 10.41 to our quarterly report on Form 10-QSB filed January 24, 2006.

         The consideration paid by Modavox pursuant to the Merger Agreement consisted of 8,000,000 shares of our common stock, $0.0001 par value, 2,000,000 shares of our Series A Convertible Preferred Stock, $0.0001par value and 2,000,000 share of our series B Convertible Preferred Stock, $0.0001 par value, all of which were issue to Kino Communication, LLC, the sole member of Kino Interactive, LLC. David J. Ide and Nathan T Bradley were the sole members of Kino Communications, LLC.

         At the time of the transaction, Mr. Ide was our Chief Executive Officer and Mr. Bradley was the Vice Chairman of our Board of Directors. Mr. Ide now is our President, Chief Executive Officer and a member of our Board of Directors and Mr. Bradley is the Chairman of our Board of Directors and our Executive Vice President of Business Development and Strategic Marketing. The terms of the transaction were established through negotiations between Mr. Ide, on behalf on Kino Interactive, LLC and Robert Arkin, then the Chairman of our Board of Directors and previously our CEO, on behalf of Modavox. The transaction was approved the vote of a disinterested majority of our Board of Directors.

         In addition, in connection with the transaction, Kino Interactive entered in to a License Agreement with Kino Communications providing for an exclusive, worldwide license of specified software programs and technical information owned by Kino Communications. The license Agreement required Kino Interactive to pay minimum license fees based on our monthly cash flow up to an aggregate cumulative amount of 1,000,000 in such fees. A copy of the License Agreement is filed as Exhibit 10.1 to this Form 8-K. Under the terms of the Series A and Series B Preferred stock issued in the transaction, the license fees paid under the License Agreement constituted redemptions of the preferred stock at a price of $.25 per share. On March 15, 2006, we redeemed 500,000 shares of Services A preferred stock issued under the merger Agreement which were then held by Messrs. Ide and Bradley for a cash payment of $125,000. On August 31, 2006, we redeemed the remaining 3,500,000 outstanding shares of Series A and Series B Preferred stock issued under the Merger Agreement which were then held by Messrs. Ide and Bradley in exchange for cancellation of a $33,884 payable to Audio Eye, LLC an affiliate of Kino Communication and Messrs. Ide and Bradley, and the issuance of 3,364,463 shares of our common stock. No further license fess are payable under the License Agreement.

         Kino Interactive was a provider of software solutions that create digital online audio/visual media for business to business and business to consumer communications. The business of Kino Interact is now referred to as our Interactive Media Division.

         We are delinquent in filing this Form 8-K and the information required to be provided under Items 2.01 and 9.01 for Form 8-K relating to the Acquisition of Kino Interactive because the required audited financial statements of Kino Interactive have not yet been completed.

                  SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) We will file the required audited financial statements of Kino Interactive as soon as the statements and the related audit report are complete.

(b)      Exhibits

         10.1 License Agreement dated December 5, 2005 between Kino Interactive, LLC and Kino Communications, LLC.





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Modavox, Inc.

DATE: March 7, 2007                           BY: /S/ DAVID J. IDE
                                                  ----------------
-----------------------------                     NAME: DAVID J. IDE

                                                  TITLE: CHIEF EXECUTIVE OFFICER